Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

FEBRUARY 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: March 18, 2011	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT  ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements	5

LBHI
Basis of Presentation – Schedule of Professional Fee and Expense Disbursements	9
Schedule of Professional Fee and Expense Disbursements	10

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc. (“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)	On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009. On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 case of Lehman Brothers Finance SA (Case No: 08-13887) has been dismissed.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

FEBRUARY 1, 2011 TO FEBRUARY 28, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.	This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills and other investments.

4.	Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.	Beginning and ending cash and investment balances exclude the following:

•	Cash posted as collateral for hedging activity;

•

Cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB, Woodlands Commercial Bank, Lehman Brothers Bancorp Inc., LBTC Transfer Inc. (formerly known as Lehman Brothers Trust Company N.A.) and Lehman Brothers Trust Company of Delaware;

•

Cash pledged on or prior to September 15, 2008 by the Company in connection with certain documents executed by the Company and Citigroup Inc. and HSBC Bank PLC, currently recorded at $2 billion and $224 million; and

•

$500 million which was seized by Bank of America (“BOA”) to offset derivatives claims against the Debtors. On November 16, 2010, the Bankruptcy Court ruled that BOA had no right to set-off these funds and must return the $500 million plus an estimated $95 million in interest to the Company.

6.	Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Summary Schedule of Cash Receipts and Disbursements (a)

February 1, 2011 - February 28, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

			Debtor Entities					Other Controlled Entities (b)					Total Debtors and Other Controlled
			LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Entities
Beginning Total Cash and Investments (2/1/11)	(c	)	$2,353	$8,790	$4,466	$3,298	$18,907	$27	$1,084	$1	$2,499	$3,610	$22,517
Restricted Cash	(d	)	(1,350)	(662)	(1,784)	(51)	(3,846)	—	—	—	(85)	(85)	(3,931)

Beginning Free Cash and Investments			1,004	8,128	2,682	3,247	15,061	27	1,084	1	2,414	3,525	18,586

Sources of Cash

Derivatives			—	90	—	13	103	—	—	—	—	—	103
Loans			10	1	112	—	123	—	1	—	—	1	124
Private Equity / Principal Investing			10	—	—	—	10	—	32	1	6	38	48
Real Estate			14	—	31	—	45	—	—	15	5	20	65
Other			2	62	13	6	83	—	1	—	—	1	84
Asia			—	—	—	—	—	—	—	—	22	22	22
South America			—	—	—	—	—	—	—	—	—	—	—
Inter-Company Transfers			22	—	29	—	50	—	1	—	—	1	51

Total Sources of Cash			58	152	185	19	414	—	34	15	33	82	496

Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives			—	(10)	—	—	(10)	—	—	—	—	—	(10)
Loans			—	—	(75)	—	(75)	—	—	—	—	—	(75)
Private Equity / Principal Investing			—	—	—	—	—	—	(6)	—	—	(6)	(6)
Real Estate			(24)	—	(64)	—	(88)	—	—	(2)	(2)	(4)	(92)
Other			(1)	(40)	(25)	(2)	(68)	—	—	—	(1)	(1)	(69)

Operating			(40)	(2)	—	—	(42)	(9)	—	(1)	(11)	(21)	(63)

Asia			—	—	—	—	—	—	—	—	(19)	(19)	(19)
South America			—	—	—	—	—	—	—	—	(2)	(2)	(2)
Inter-Company Transfers			(29)	—	—	—	(29)	—	—	(12)	(10)	(22)	(51)

Total Uses of Cash			(94)	(52)	(164)	(2)	(312)	(9)	(6)	(15)	(44)	(74)	(387)

Net Cash Flow			(36)	100	21	17	101	(9)	28	0	(12)	8	109
FX Fluctuation	(r	)	(1)	—	—	—	(1)	—	—	—	(6)	(6)	(7)

Ending Total Cash and Investments			2,316	8,890	4,486	3,314	19,007	18	1,112	1	2,481	3,612	22,619
Restricted Cash			(1,373)	(662)	(1,761)	(51)	(3,846)	—	—	—	(83)	(83)	(3,929)

Ending Free Cash and Investments (2/28/11)	(c	)	$943	$8,229	$2,726	$3,264	$15,161	$18	$1,112	$1	$2,398	$3,529	$18,690

Totals may not foot due to rounding

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

February 1, 2011 - February 28, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

			Debtor Entities					Other Controlled Entities (b)					Total Debtors and Other Controlled
			LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Entities
Beginning Total Cash and Investments (2/1/11)	(c	)	$2,353	$8,790	$4,466	$3,298	$18,907	$27	$1,084	$1	$2,499	$3,610	$22,517
Restricted Cash	(d	)	(1,350)	(662)	(1,784)	(51)	(3,846)	—	—	—	(85)	(85)	(3,931)

Beginning Free Cash and Investments			1,004	8,128	2,682	3,247	15,061	27	1,084	1	2,414	3,525	18,586

Sources of Cash

Derivatives
Collections from Live / Terminated Trades	(e	)	—	90	—	13	103	—	—	—	—	—	103

Loans
Agency Receipts	(f	)	—	—	60	—	60	—	—	—	—	—	60
Principal			9	—	41	—	50	—	—	—	—	—	50
Interest			1	1	11	—	13	—	1	—	—	1	14

Private Equity / Principal Investing
Principal			9	—	—	—	9	—	29	1	4	33	42
Interest			1	—	—	—	1	—	3	—	2	5	6

Real Estate
Principal			13	—	26	—	39	—	—	14	5	19	58
Interest			1	—	5	—	6	—	—	1	—	1	7

Other
Interest	(g	)	1	1	—	1	3	—	1	—	—	1	4
Return of Hedging Collateral	(h	)	—	61	8	5	74	—	—	—	—	—	74
Other			1	—	5	—	6	—	—	—	—	—	6

Asia			—	—	—	—	—	—	—	—	22	22	22
South America			—	—	—	—	—	—	—	—	—	—	—
Inter-Company Transfers			22	—	29	—	50	—	1	—	—	1	51

Total Sources of Cash			$58	$152	$185	$19	$414	$—	$34	$15	$33	$82	$496

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

February 1, 2011 - February 28, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

			Debtor Entities					Other Controlled Entities (b)					Total Debtors and Other Controlled
			LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Entities
Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives
Payments on Live Trades			$—	$(10)	$—	$—	$(10)	$—	$—	$—	$—	$—	$(10)

Loans
Agency Disbursements	(f	)	—	—	(60)	—	(60)	—	—	—	—	—	(60)
Preservation of Assets	(i	)	—	—	(5)	—	(5)	—	—	—	—	—	(5)
Other	(j	)	—	—	(10)	—	(10)	—	—	—	—	—	(10)

Private Equity / Principal Investing
Capital Calls	(k	)	—	—	—	—	—	—	(6)	—	—	(6)	(6)

Real Estate
Preservation of Assets	(l	)	(24)	—	(64)	—	(88)	—	—	(2)	(2)	(4)	(92)

Other
Aurora Bank / Woodlands Settlement	(m	)	5	—	—	—	5	—	—	—	—	—	5
Hedging Collateral	(n	)	(3)	(39)	(25)	(2)	(69)	—	—	—	—	—	(69)
Other			(3)	(1)	—	—	(4)	—	—	—	(1)	(1)	(5)

Operating
Compensation and Benefits	(o	)	(12)	—	—	—	(12)	(5)	—	—	(10)	(15)	(27)
Professional Fees	(p	)	(24)	(2)	—	—	(26)	—	—	—	—	—	(26)
Other	(q	)	(4)	(1)	—	—	(5)	(4)	—	(1)	(1)	(6)	(11)

Asia			—	—	—	—	—	—	—	—	(19)	(19)	(19)
South America			—	—	—	—	—	—	—	—	(2)	(2)	(2)
Inter-Company Transfers			(29)	—	—	—	(29)	—	—	(12)	(10)	(22)	(51)

Total Uses of Cash			(94)	(52)	(164)	(2)	(312)	(9)	(6)	(15)	(44)	(74)	(387)

Net Cash Flow			(36)	100	21	17	101	(9)	28	0	(12)	8	109
FX Fluctuation	(r	)	(1)	—	—	—	(1)	—	—	—	(6)	(6)	(7)

Ending Total Cash and Investments			2,316	8,890	4,486	3,314	19,007	18	1,112	1	2,481	3,612	22,619
Restricted Cash			(1,373)	(662)	(1,761)	(51)	(3,846)	—	—	—	(83)	(83)	(3,929)

Ending Free Cash and Investments (2/28/11)	(c	)	$943	$8,229	$2,726	$3,264	$15,161	$18	$1,112	$1	$2,398	$3,529	$18,690

Totals may not foot due to rounding

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

February 1, 2011 - February 28, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

Notes:

(a)	Includes cash receipts and disbursements for all Debtor Entities and Other Controlled Entities, globally. Activity in Derivatives, Loans, Private Equity / Principal Investing, Real Estate and Other reflects bank accounts that are managed and reconciled by Lehman's U.S. and European operations. Activity in Asia and South America reflects bank accounts that are managed and reconciled by Lehman's Asia and South American operations.
(b)	Other Controlled Entities include Non-Debtor entities which are under the control of LBHI, except for Aurora Bank, Woodlands Commercial Bank, Lehman Brothers Bancorp Inc., LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company N.A.) and Lehman Brothers Trust Company of Delaware, which are not reflected in this schedule.
(c)	Beginning and Ending Cash and Investment balances exclude cash posted for hedging activity.
(d)	Restricted balances are preliminary estimates of cash in co-mingled or segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks and other identified funds which may not belong to the Debtors or Other Controlled Entities.
(e)	Collections from Live / Terminated Trades for Other Debtors reflects the following: LBCS $10 million, LOTC $2 million and LBFP $1 million.
(f)	Reflects the collection of principal and interest for syndicated loan participants and subsequent distribution to syndicated loan participants.
(g)	Reflects interest earned on Court-approved investments portfolio.
(h)	Reflects the return of cash posted to hedge foreign currency and interest rate risk for Derivatives, Loans and Real Estate.
(i)	Reflects advances on revolving lines of credit.
(j)	Reflects disbursements to reduce the outstanding principal balance of the Sumitomo note and principal and interest forwarded to syndicated loan participants.
(k)	Primarily reflects capital calls for Direct Investments.
(l)	Primarily reflects the Court-approved restructuring of the Archstone Credit Facilities.
(m)	Reflects a post-settlement true-up for the Aurora Bank / Woodlands Settlement that was made in November 2010.
(n)	Reflects cash posted to hedge foreign currency and interest rate risk for Derivatives, Loans and Real Estate.
(o)	Compensation and Benefits includes fees paid to Alvarez & Marsal as interim management. A portion of the $12 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.
(p)	A portion of the $24 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.
(q)	Primarily reflects expenses related to occupancy, the Transition Services Agreement, taxes, insurance and infrastructure costs. A portion of the $4 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.
(r)	Reflects fluctuation in value of foreign currency bank accounts.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM FILING DATE TO FEBRUARY 28, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.	This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Professional Fee and Expense Disbursements (a)

February 2011

Unaudited ($ in thousands)

		February-2011	Filing Date Through February-2011 (b)

Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	$1,389	$12,307
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	9,207	412,695
Kelly Matthew Wright	Art Consultant and Auctioneer	—	91
Natixis Capital Markets Inc.	Derivatives Consultant	—	14,297
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	538	16,787
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	30	3,716
Clyde Click, P.C.	Special Counsel - Real Estate	8	51
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	1,135	25,193
Dechert LLP	Special Counsel - Real Estate	161	1,533
Deloitte LLP	Tax Services	111	190
Discover Ready LLC	eDiscovery Services	410	11,945
Ernst & Young LLP	Audit and Tax Services	—	1,553
Gibson Dunn & Crutcher LLP	Special Counsel - Real Estate	119	1,805
Hudson Global Resources	Contract Attorneys	349	9,059
Huron Consulting	Tax Services	—	2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	936	48,002
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	19	589
Kleyr Grasso Associes	Special Counsel - UK	14	454
Latham & Watkins LLP	Special Counsel - Real Estate	28	413
Lazard Freres & Co.	Investment Banking Advisor	—	24,900
McKenna Long & Aldridge LLP	Special Counsel -Commercial Real Estate Lending	—	4,935
MMOR Consulting	Tax Services	44	271
Momo-o, Matsuo & Namba	Special Counsel - Asia	—	137
O'Neil Group	Tax Services	68	1,270
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	178	1,880
Paul, Hastings, Janofsky & Walker LLP	Special Counsel - Real Estate	158	1,018
Pricewaterhouse Coopers LLP	Tax Services	—	858
Reed Smith LLP	Special Counsel - Insurance	69	409
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	236	5,463
Simpson Thacher & Bartlett LLP	Special Counsel -SEC Reporting, Asset Sales, and Congressional Testimony	—	2,558	(c)
SNR Denton LLP	Special Counsel - Real Estate	70	722
Sutherland LLP	Special Counsel - Tax	96	286
Weil Gotshal & Manges LLP	Lead Counsel	7,768	279,878
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	44	2,213
Wollmuth Maher & Deutsch LLP	Special Counsel - Derivatives	—	582
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	4,987	55,979
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	333	10,933
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	—	89,886
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	—	15,242
Richard Sheldon, Q.C.	Special Counsel - UK	—	130
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	—	42,502
Jenner & Block LLP	Examiner	18	57,951
Fee Examiner
Feinberg Rozen LLP	Fee Examiner	252	3,158
Brown Greer Plc	Fee and Expense Analyst	23	539

Total Non-Ordinary Course Professionals		28,799	1,166,526

Debtors - Ordinary Course Professionals		1,313	36,132

US Trustee Quarterly Fees		—	1,182

Total Professional Fees and UST Fees (d)		$30,112	$1,203,840

(a)	All professional fees have been paid by LBHI; however, a portion has been charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology.
(b)	The figures reflected in this table represent cash disbursements from LBHI's filing date through the end of February 2011. The figures do not include accruals.
(c)	Filing Date Through February-2011 balance for Simpson Thacher & Bartlett LLP has been decreased by $47 thousand to account for payments that were inadvertently included in previous MORs.
(d)	Excludes professional services rendered on behalf of non-debtor entities which are invoiced separately.